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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2004


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


             Michigan                  0-452                  38-1093240
 (State or other jurisdiction   (Commission File No.)        (IRS Employer
        of incorporation)                                  Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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                  ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The registrant's press release dated January 22, 2004, regarding the recognition of $29.5 million charge for the impairment of goodwill is attached hereto as Exhibit 99.1.

[Note: The information in this report is furnished pursuant to Item 5 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.]

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                     Description
               -----------                     -----------

                   99.1                 Press release dated January 22, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TECUMSEH PRODUCTS COMPANY


Date:  January 22, 2004                     By      /s/ David W. Kay
                                                  ------------------------------
                                                  David W. Kay
                                                  Vice President, Treasurer and
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX


               Exhibit No.                     Description
               -----------                     -----------

                   99.1            Press release dated January 22, 2004